APRIL 1, 2007

                          TOUCHSTONE FUNDS GROUP TRUST

                                 CLASS Z SHARES

                   Touchstone Diversified Small Cap Value Fund
                             Touchstone Mid Cap Fund
                   Touchstone Sands Capital Select Growth Fund
                   Touchstone Short Duration Fixed Income Fund
                  Touchstone Small Cap Value Opportunities Fund
                Touchstone Ultra Short Duration Fixed Income Fund
                       Touchstone Value Opportunities Fund

                 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 2007

      NOTICE OF CHANGE IN SUB-ADVISORY FEE FOR THE TOUCHSTONE MID CAP FUND

Effective April 1, 2007, the sub-advisory fee paid by Touchstone Advisors, Inc. ("Touchstone Advisors") to Turner Investment Partners, Inc. changed from 0.45% of the Fund's average daily net assets to 0.50% of average daily net assets. Since the sub-advisory fee is paid by Touchstone Advisors, not the Fund, this change will not affect the amount of fees and expenses that are paid by shareholders of the Fund.

The subheading "Sub-Advisors" under the section "The Funds' Management" on page 36 of the Prospectus has been revised as follows:

Turner Investment Partners, Inc. ("TIP"), an SEC-registered advisor located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as Sub-Advisor to the Touchstone Mid Cap Fund and Touchstone Small Cap Value Opportunities Fund (the "Touchstone TIP Funds"). Prior to May 7, 2004, Turner Investment Management, LLC, a majority-owned subsidiary of TIP, served as investment advisor to the Turner Small Cap Value Opportunities Fund. As sub-advisor, TIP makes investment decisions for the Touchstone TIP Funds and its allocated portion of the Touchstone Small Cap Value Opportunities Fund and also ensures compliance with the Funds' investment policies and guidelines. As of December 31, 2006, TIP had approximately $22.8 billion in assets under management. For its services as investment Sub-Advisor, TIP is entitled to receive investment sub-advisory fees from Touchstone Advisors at an annualized rate, based on the average daily net assets of the Touchstone Mid Cap Fund and on the average daily net assets of the Touchstone Small Cap Value Opportunities Fund allocated to its management, as follows:

Touchstone Mid Cap Fund                                                    0.50%
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Touchstone Small Cap Value Opportunities Fund                              0.55%
--------------------------------------------------------------------------------

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NOTICE OF NEW PORTFOLIO MANAGER FOR THE SHORT DURATION FIXED INCOME FUND AND THE
                     ULTRA SHORT DURATION FIXED INCOME FUND

Effective March 16, 2007, Paul Matlack and Andrew Toburen will replace Roger Early and Craig Dembek, respectively, as co-portfolio managers for the Short Duration Fixed Income Fund and the Ultra Short Duration Fixed Income Fund. Christine Williams will remain as a co-portfolio manager on the Funds.

THE SECTION "PORTFOLIO MANAGERS" ON PAGE 38 OF THE PROSPECTUS HAS BEEN REVISED AS FOLLOWS:

The Touchstone Diversified Small Cap Value Fund is managed by Michael Jones, Lawrence Creatura and Stephen Gutch. The Touchstone Mid Cap Fund is managed by Thomas DiBella, Kenneth Gainey and Steven Gold. The Touchstone Sands Capital Select Growth Fund is managed by David E. Levanson, Frank Sands, Jr. and Frank Sands, Sr. The Touchstone Small Cap Value Opportunities Fund is managed by Thomas DiBella and Kenneth Gainey for Turner Investment Partners and Ric Dillon and Thomas Schindler for Diamond Hill. The Touchstone Short Duration Fixed Income Fund and Touchstone Ultra Short Duration Fixed Income Fund are managed by the team of Christine Williams, Paul Matlack and Andrew Toburen. The Touchstone Value Opportunities Fund is managed by Michael Jones, Mathew Kaufler and Paul Spindler. The background of each portfolio manager is set forth below. Additional information related to each portfolio manager may be found in the SAI.

THE SECTION "CHARTWELL INVESTMENT PARTNERS" ON PAGE 39 OF THE PROSPECTUS HAS BEEN REVISED AS FOLLOWS:

Christine Williams, Partner, Senior Portfolio Manager, joined Chartwell in September 1997. She has investment experience dating back to 1989.

Andrew S. Toburen, CFA, Principal, Senior Portfolio Manager, joined Chartwell in June 1999. Previously, he was an Analyst with Nomura Corporate Research & Asset Management in New York. He received a B.A. in Economics from Yale University and a M.B.A. in Finance from Cornell University. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Paul A. Matlack, CFA, Senior Portfolio Manager, joined Chartwell in September 2003. Prior to joining Chartwell, he was a Principal and Senior Portfolio Manager for Turner Investment Partners. Previous employment included Delaware Investment Advisers. He is a member of the Financial Analysts of Philadelphia and the Association for Investment Management & Research.

For more information about the Funds, see the Funds' prospectus. You can obtain a copy of a prospectus by calling 1.800.543.0407, by writing the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354 or by visiting our website at www.touchstoneinvestments.com.


              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                 Ph: 800.543.0407 o wwwtouchstoneinvestments.com
        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member NASD and SIPC
                A Member of Western & Southern Financial Group(R)

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE